IDENTIFIED INTANGIBLE ASSETS, NET IDENTIFIED INTANGIBLE ASSETS, NET (Rental and Antennae Leases) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Goodwill and Intangible Assets Disclosure [Abstract]
2013	$ 1,447
2014	16
2015	16
2016	16
2017	16
Thereafter	130
Total	$ 1,641	$ 276